Item 1: Report to Shareholders

Institutional Large-Cap Core Growth Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Fellow Shareholders

Stocks struggled in the first half of 2005 (much as they did in the first half of 2004). Continued increases in energy prices, rising short-term interest rates, and pockets of global economic slowing contributed to investor pessimism. However, stocks produced good returns in the second quarter, and large-cap growth shares began showing improved relative performance. We continue to believe that interest rates and corporate earnings are supportive of favorable investment returns, particularly for large-cap growth stocks.

Performance Comparison

Periods Ended 6/30/05	6 Months	12 Months
Institutional Large-Cap
Core Growth Fund	-2.12%	2.71%
S&P 500 Stock Index	-0.81	6.32
Russell 1000 Growth Index	-1.72	1.68
Lipper Large-Cap Core
Funds Index	-1.01	4.85

The portfolio’s 6- and 12-month returns lagged the benchmark S&P 500 Index and the average large-cap core fund tracked by Lipper. However, our performance was in line with the style-specific Russell 1000 Growth Index—modestly underperforming for six months and outperforming for the year. Our performance comparison with the S&P 500 Index was aided by holdings in the health care (especially services providers and biotech), materials, and telecommunication services sectors. However, energy, utilities, and consumer discretionary holdings were the most significant detractors. Sector weighting detracted from relative results overall.

Market Environment

After several years of relatively mediocre performance, large growth stocks have begun to advance. The portfolio’s returns were significantly stronger on an absolute and relative basis in the second quarter, largely due to a powerful rally in the last two months of the period. In May, large-cap growth stocks posted their best one-month return since October 2003.

The market has been stymied by rising energy prices and the Federal Reserve’s nine short-term interest rate increases. The Fed’s strategy is intended to contain inflation but also may be directed at a perceived overheating in the housing market. While buoyant real estate prices would generally not be of concern, speculation and a resulting correction could affect consumer confidence and overall economic activity. A sharp rebound in the dollar and concerns about the economy and the political future of the European Union also rattled investors.

Despite these issues, we think the environment is quite supportive for stocks. Strong corporate profits, increased free cash flow, and slowly improving capital expenditures are major positives. Additionally, cash in corporate coffers is at record levels and capital spending appears to be at unsustainably low levels. Valuations are reasonable, particularly for many large-cap growth companies that have shown stagnant stock performance but solid earnings growth. Dividend increases, which are more prevalent at large-cap growth companies, could also support investment gains.

Portfolio Review

The health care sector contained some major winners as investors began to worry about the ability of more cyclical stocks to sustain performance. UnitedHealth Group and WellPoint have been major outperformers for the portfolio in recent periods, and this pattern continued in the first half of 2005. The health care services industry continues to consolidate and both companies announced key mergers. Efficiency improvements and rising medical costs, which are rising more slowly than insurance pricing, should continue to drive strong earnings growth.

Sector Diversification

	Percent of	Percent of
	Net Assets	Net Assets
	12/31/04	6/30/05
Information Technology	19.4%	21.4%
Financials	23.5	20.7
Health Care	16.9	17.7
Consumer Discretionary	15.2	14.2
Industrials and Business
Services	10.9	10.5
Consumer Staples	5.8	5.8
Energy	4.8	5.4
Telecommunication Services	2.4	2.6
Materials	0.0	0.6
Utilities	0.0	0.0
Other and Reserves	1.1	1.1
Total	100.0%	100.0%

Historical weightings reflect current industry/sector classifications.

Genentech was an outstanding performer in the biotech area for the past six months. It delivered solid earnings and revenues on strong sales of its cancer drug, Tarceva. The company also announced positive news about several of its other drugs, including expanded use for its colon-cancer drug, Avastin. Biogen Idec, on the other hand, was among the portfolio’s largest absolute and relative performance detractors. We established a position in the stock primarily on the basis of Tysabri, a product that appeared to represent a significant improvement in the treatment of multiple sclerosis. The drug was selling at a rate that would have easily made it a multi-billion dollar blockbuster. Unfortunately, the product was found to contribute to a rare brain disorder in a very limited number of cases. Even though Tysabri could return to the market, we reduced our overweight position in Biogen. Although the medical device area has been volatile, Medtronic and St. Jude Medical generated solid first-half performance contributions. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

Financial stocks made good progress in the second quarter. Legg Mason vaulted to all-time highs after agreeing to swap its brokerage business (plus some equity and cash consideration) for Citigroup’s substantial money management operation. The deal positions Legg as one of the world’s largest global money managers and provides for enhanced distribution via Citigroup. Franklin Resources, the manager of the Franklin Templeton funds, is a well-balanced asset manager that generated strong stock returns. Hartford Financial Services, a leading provider of annuities and insurance, also produced solid gains but remains undervalued, in our view.

Although we maintained an underweight in the energy sector (versus the S&P 500), we have been overweight in the oil services industry for several years. We believe the industry has consolidated and finding reserves will require increased spending, even if energy prices moderate. Overweight positions in Baker Hughes, Schlumberger, and Smith International were strong first-half absolute and relative performers. ExxonMobil, the world’s largest integrated oil and gas producer, was a solid absolute performance contributor, but our underweight hurt relative results.

The retail area also had several significant contributors including Kohl’s, CVS, Target, and Best Buy. Our analyst on Kohl’s deserves special recognition because it has been a controversial stock, and his positive view appears to be well supported by the improved operating results. We trimmed Best Buy due to concerns relating to competition from online providers of music and personal computers and questions regarding their new store formats and selling practices. Fortunately, we maintained most of our position because Best Buy generated improving results and sharp stock appreciation as the period progressed.

Our largest first-half purchase was Yahoo!. We like the company because its business model possesses the strong free cash flow generation, and high degree of recurring revenue, we seek. As the stock dipped in this year’s first quarter, we established a position in this leading Internet services provider.

Intel was the portfolio’s best six-month contributor in the information technology sector. It is a market leader, has a steadily improving product lineup (with new dual core processors), and has generated strong overall operating performance. A recent product win with Apple illustrates the company is more nimble and proactive. Texas Instruments and Nokia were also strong first-half stocks. Their managements have launched innovative products, improved manufacturing efficiency, and used strong free cash flow to increase share repurchases and dividends.

Our largest second-half detractor was Internet auctioneer eBay. We have owned eBay for several years and reduced our position at higher prices. Slowing in its U.S. and German markets, and the perception that other companies (including Google) are growing more rapidly and may emerge as direct competitors, hurt the stock. We share the concern that competition could intensify. However, eBay is responding to these pressures, and we believe the company can generate solid growth.

After a notable multiyear rebound, Tyco International stumbled in the first half of 2005. The company experienced slowing demand in several businesses, cost control initiatives stalled, and cash flow generation slipped. We were concerned enough to trim some of our position. However, we think this is a very cheap industrial stock, and management can be trusted to fix certain problems and deploy cash flow wisely. Therefore, we decided to maintain a position while carefully monitoring the company’s progress.

American International Group, a longtime holding, was another disappointing first-half performer. Despite various regulatory concerns, which prompted us to reduce our position, the clouds over the company should slowly dissipate. AIG recently reported results that were reassuring for its key business lines, and the stock rallied at the end of the reporting period.

Portfolio Characteristics

	Institutional
	Large-Cap
	Core Growth	S&P 500
As of 6/30/05	Fund	Stock Index
Earnings Growth Rate
Past 5 Years	11.0%	10.8%
Projected 5 Years[1]	13.7	11.2
Return on Equity
Past 5 Years	18.4	18.7
Long-Term Debt as
Percent of Capital	20.9	28.6
P/E Ratio (12-month
forward projected
earnings)[1]	17.2X	15.4X
[1] Source data: IBES. Forecasts are in no way indicative of future investment returns.

Microsoft and GE declined moderately in the first half, but they are large portfolio positions, and the impact was noticeable. Investors are concerned that Microsoft faces formidable competition (especially in Internet services), and new products such as its Longhorn operating system will not be innovative. GE has been a somewhat better performer, and the new management team has executed superbly over the past year, investing in higher-return businesses such as health care and entertainment. Most of its businesses are producing excellent results, and power systems (power turbines and services) and transportation (jet engines and services) are particularly strong. We’ve added to both stocks because we believe their lackluster performance is in part attributable to large growth companies being out of favor. These are solid companies and we intend to be patient with both positions.

Strategy

We target companies with durable, sustainable earnings and cash flow growth. The free cash flow we prize has become even more valuable now that tax laws give dividends more favorable treatment.

In addition to previously mentioned Yahoo!, Harrah’s Entertainment was a significant first-half purchase. Harrah’s is the world’s largest provider of branded casino entertainment with its recent acquisition of Caesar’s. More important, Harrah’s has a well-balanced set of properties with a significant presence in Las Vegas, Atlantic City, and other U.S. markets, in addition to significant growth potential in the Far East. The company generates strong free cash flow and has been a savvy user of systems to garner customer loyalty and improve efficiency.

Other new holdings such as Automatic Data Processing, Monsanto, EMC, Genentech, and Intel were also significant enough to be included in the 10 largest purchases for the past six months. As noted in previous shareholder reports, we have become more positive on selected technology companies, especially those that have had lackluster stock performance while their underlying fundamentals improved. EMC, for example, is the dominant provider of storage hardware and systems and had produced solid growth in earnings and cash flow. Its stock has appreciated since our purchase, but we believe it is reasonably valued, given its solid fundamentals and growth potential.

Deciding when to sell or trim holdings is among the toughest decisions we have to make as money managers. In some cases we sell because a stock has acted as we expected and has become overvalued, and in other cases the decision to sell means we have to own up to an investment that hasn’t worked out as planned. The portfolio’s largest purchases and sales are listed in the Portfolio Highlights section on page 5 following this letter. It is worthy of mention that except for Pfizer, all of our largest sales were complete eliminations from the portfolio. Among these are financial holdings Freddie Mac and Fannie Mae—sold because we became uncomfortable with the regulatory environment and the growth potential for these stocks. We also sold Harley-Davidson after it announced excess inventory and a reduction in its production plans for the next few years. Additionally, we eliminated SAP, a global enterprise software provider, because we thought Oracle offered better fundamental value.

Outlook

There are plenty of issues of concern for investors. Energy prices are rising and the Federal Reserve is likely to continue to raise short-term interest rates. Long-term interest rates are at very low levels, which are contributing to tremendous strength in housing prices. Concern over housing values may spur the Fed to tighten rates for a sustained period. Ultimately, a sharp decline in housing prices (or additional large increases in energy prices) could hurt consumer confidence, economic growth, and stock prices. There is also the threat of global terrorism, as the recent tragic London bombings remind us. Finally, stocks have rallied from the April lows, adding a measure of valuation risk.

However, we believe that the outlook is reasonably good for stocks. This is particularly true for high-quality, consistent-growth companies that have lagged. Ultimately, there is a solid case for investing in U.S. stocks:

     1.  Earnings growth remains strong at many high-quality U.S. companies, many of which do not need a robust economic recovery to produce strong profit growth.

     2.  Valuations have increased as the market has rallied. However, many consistent-growth companies’ shares have moved up only moderately and remain reasonably valued.

     3.  Companies have reduced expenses significantly. Consequently, a pickup in revenue growth could result in strong profit growth.

     4.  Many of our holdings generate significant free cash flow, and free cash flow margins are at multi-decade highs. Shareholder-oriented management can use this cash to pay dividends, which now receive more favorable tax treatment, repurchase shares, or make value-added acquisitions.

As always, we continue to strive to enhance returns while managing risk by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
Chairman of the fund’s Investment Advisory Committee

Thomas J. Huber
Investment Advisory Committee Member

July 25, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.

Risks of Stock Investing

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.
Glossary

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Free cash flow margin: The ratio of a company’s free cash flow to its revenues.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price to its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Index: An index of the 1,000 largest companies in the Russell 3000 Index (approximately 98% of the investable U.S. equity market).

Russell 1000 Growth Index: An index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Twenty-Five Largest Holdings

Percent of
Net Assets
6/30/05
UnitedHealth Group	3.8%
Citigroup	3.6
Microsoft	3.4
GE	3.3
Danaher	2.3
WellPoint	2.2
Dell	2.2
American International Group	1.9
State Street	1.9
Tyco International	1.8
Intel	1.8
Johnson & Johnson	1.7
Schlumberger	1.6
Target	1.5
ExxonMobil	1.5
Home Depot	1.5
Amgen	1.5
Wal-Mart	1.5
Cisco Systems	1.4
Pfizer	1.4
Legg Mason	1.4
Carnival	1.3
Franklin Resources	1.3
Baker Hughes	1.3
American Express	1.3
Total	48.4%

Major Portfolio Changes

Listed in descending order of size
Six Months Ended 6/30/05

LARGEST PURCHASES
Yahoo!*
Harrah’s Entertainment*
Automatic Data Processing*
Monsanto*
EMC*
Genentech
Intel
Deere
Linear Technology*
Microsoft

LARGEST SALES
Freddie Mac**
Clear Channel Communications**
Harley-Davidson**
Lexmark International**
Pfizer
Fannie Mae**
St. Paul Companies**
Symantec**
Waste Management**
Forest Laboratories**
* Position added
** Position eliminated

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Average Annual Compound Total Return

		Since
		Inception
Periods Ended 6/30/05	1 Year	9/30/03
Institutional Large-Cap Core Growth Fund	2.71%	9.34%
S&P 500 Stock Index	6.32	12.76
Russell 1000 Growth Index	1.68	8.51
Lipper Large-Cap Core Funds Index	4.85	10.37

Current performance may be higher or lower than the quoted past per-
formance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please contact a T. Rowe Price representative at 1-800-638-8790.

This table shows how the portfolio and its benchmarks would have per-
formed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capi-
tal gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Institutional Large-Cap Core Growth Fund

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	1/1/05 to
	1/1/05	6/30/05	6/30/05
Actual	$1,000.00	$978.80	$3.19
Hypothetical
(assumes 5% return
before expenses)	1,000.00	1,021.57	3.26

* Expenses are equal to the fund’s annualized expense ratio for the six-
month period (0.65%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

Financial Highlights
 (Unaudited)

	For a share outstanding throughout each period

	6 Months	Year	9/30/03
	Ended	Ended	Through
	6/30/05**	12/31/04	12/31/03
NET ASSET VALUE
Beginning of period	$11.82	$11.12	$10.00

Investment activities
Net investment income (loss)	0.04*	0.10*	0.01*
Net realized and
unrealized gain (loss)	(0.29)	0.71	1.12

Total from
investment activities	(0.25)	0.81	1.13

Distributions
Net investment income	–	(0.11)	(0.01)

NET ASSET VALUE
End of period	$11.57	$11.82	$11.12

Ratios/Supplemental Data
Total return^	(2.12)%*	7.29%*	11.30%*
Ratio of total expenses to
average net assets	0.65%*†	0.65%*	0.65%*†
Ratio of net investment
income (loss) to average
net assets	0.69%*†	0.95%*+	0.70%*†
Portfolio turnover rate	22.1%†	18.2%	8.6%†
Net assets, end of period
(in thousands)	$31,954	$32,065	$19,774

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 4/30/07.
†	Annualized
**	Per share amounts calculated using average shares outstanding method.
+	Includes the effect of a one-time special dividend (0.41% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
(Unaudited)
	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 98.9%

CONSUMER DISCRETIONARY 14.2%
Diversified Consumer Services 0.9%
Apollo Group, Class A *	3,600	282
		282
Hotels, Restaurants & Leisure 3.0%
Carnival	7,750	423
Harrah’s Entertainment	3,700	267
International Game Technology	10,000	281
		971
Internet & Catalog Retail 0.9%
Amazon.com *	2,700	89
eBay *	5,500	182
		271
Media 4.5%
Comcast, Class A *	8,000	240
Disney	4,500	113
McGraw-Hill	1,000	44
Omnicom	1,500	120
Scripps, Class A	4,200	205
Time Warner *	20,300	339
Viacom, Class B	11,600	371
		1,432
Multiline Retail 2.3%
Kohl’s *	4,600	257
Target	9,000	490
		747
Specialty Retail 2.6%
Best Buy	4,850	333
Home Depot	12,500	486
		819
Total Consumer Discretionary		4,522

CONSUMER STAPLES 5.8%
Beverages 1.5%
Coca-Cola	4,150	173
PepsiCo	5,750	310
		483
Food & Staples Retailing 2.0%
CVS	5,600	163
Wal-Mart	9,740	469
		632
Household Products 1.1%
Procter & Gamble	6,400	338
		338
Personal Products 0.4%
Gillette	2,600	132
		132
Tobacco 0.8%
Altria Group	4,200	271
		271
Total Consumer Staples		1,856

ENERGY 5.4%
Energy Equipment & Services 3.9%
Baker Hughes	8,100	414
Schlumberger	6,650	505
Smith International	5,100	325
		1,244
Oil, Gas & Consumable Fuels 1.5%
ExxonMobil	8,500	489
		489
Total Energy		1,733

FINANCIALS 20.7%
Capital Markets 8.9%
Bank of New York	2,600	75
Charles Schwab	13,900	157
Franklin Resources	5,450	419
Goldman Sachs	2,750	281
Legg Mason	4,150	432
Mellon Financial	8,800	252
Merrill Lynch	5,100	281
Morgan Stanley	2,700	142
Northern Trust	4,800	219
State Street	12,300	593
		2,851
Commercial Banks 2.7%
Bank of America	7,600	347
U.S. Bancorp	6,900	201
Wells Fargo	5,000	308
		856
Consumer Finance 2.1%
American Express	7,650	407
SLM Corporation	5,400	274
		681
Diversified Financial Services 3.6%
Citigroup	25,000	1,156
		1,156
Insurance 3.4%
American International Group	10,250	596
Hartford Financial Services	3,800	284
Marsh & McLennan	7,050	195
		1,075
Total Financials		6,619

HEALTH CARE 17.7%
Biotechnology 3.1%
Amgen *	8,030	486
Biogen Idec *	3,100	107
Genentech *	5,000	401
		994
Health Care Equipment & Supplies 2.7%
Biomet	4,400	152
Boston Scientific *	2,800	76
Medtronic	7,500	389
St. Jude Medical *	3,100	135
Stryker	2,300	109
		861
Health Care Providers & Services 6.4%
Caremark RX *	2,700	120
UnitedHealth Group	23,200	1,210
WellPoint *	10,000	696
		2,026
Pharmaceuticals 5.5%
Abbott Laboratories	5,000	245
Eli Lilly	3,400	190
Johnson & Johnson	8,250	536
Pfizer	16,400	452
Wyeth	7,550	336
		1,759
Total Health Care		5,640

INDUSTRIALS & BUSINESS SERVICES 10.5%
Aerospace & Defense 1.7%
General Dynamics	1,200	131
Honeywell International	5,900	216
Lockheed Martin	2,800	182
		529
Air Freight & Logistics 0.8%
UPS, Class B	3,650	252
		252
Industrial Conglomerates 5.1%
GE	30,100	1,043
Tyco International	20,100	587
		1,630
Machinery 2.9%
Danaher	13,840	725
Deere	3,300	216
		941
Total Industrials & Business Services		3,352

INFORMATION TECHNOLOGY 21.4%
Communications Equipment 3.1%
Cisco Systems *	24,100	461
Juniper Networks *	3,300	83
Nokia ADR	12,800	213
QUALCOMM	7,000	231
		988
Computers & Peripherals 2.8%
Dell *	17,400	687
EMC *	14,200	195
		882
Internet Software & Services 1.3%
IAC/InterActiveCorp *	5,900	142
Yahoo! *	8,100	280
		422
IT Services 2.2%
Accenture, Class A *	2,300	52
Automatic Data Processing	4,500	189
First Data	6,900	277
Fiserv *	3,300	141
Paychex	1,500	49
		708
Semiconductor & Semiconductor
Equipment 5.9%
Analog Devices	7,750	289
Intel	21,500	560
Linear Technology	3,700	136
Maxim Integrated Products	9,600	367
Texas Instruments	9,100	256
Xilinx	10,400	265
		1,873
Software 6.1%
Adobe Systems	9,200	264
Intuit *	5,500	248
Microsoft	44,200	1,098
Oracle *	16,900	223
VERITAS Software *	5,500	134
		1,967
Total Information Technology		6,840

MATERIALS 0.6%
Chemicals 0.6%
Monsanto	3,200	201
Total Materials		201

TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 0.4%
Telus (Non-voting shares)	4,400	150
		150
Wireless Telecommunication Services 2.2%
Nextel Communications
Class A *	11,200	362
Vodafone ADR	13,700	333
		695
Total Telecommunication Services		845
Total Common Stocks (Cost $29,205)		31,608

SHORT-TERM INVESTMENTS 0.6%
Money Market Fund 0.6%
T. Rowe Price Reserve
Investment Fund, 3.14% #†	184,926	185
Total Short-Term Investments
(Cost $185)		185

Total Investments in Securities
99.5% of Net Assets (Cost $29,390)		$31,793

(1)	Denominated in U.S. dollars unless otherwise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company – See Note 4
ADR	American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
(Unaudited)
(In thousands except shares and per share amounts)

Investments in securities, at value
Affiliated companies (cost $185)	$185
Non-affiliated companies (cost $29,205)	31,608

Total investments in securities	31,793
Dividends receivable	35
Receivable for investment securities sold	115
Other assets	27

Total assets	31,970

Liabilities
Investment management fees payable	1
Due to affiliates	5
Other liabilities	10

Total liabilities	16

NET ASSETS	$31,954

Net Assets Consist of:
Undistributed net investment income (loss)	$108
Undistributed net realized gain (loss)	(366)
Net unrealized gain (loss)	2,403
Paid-in-capital applicable to 2,761,776 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	29,809

NET ASSETS	$31,954

NET ASSET VALUE PER SHARE	$11.57

The accompanying notes are an integral part of these financial statements.

Statement of Operations
 (Unaudited)
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Dividend Income	$209

Expenses
Investment management	86
Custody and accounting	56
Registration	29
Legal and audit	6
Prospectus and shareholder reports	2
Directors	2
Miscellaneous	4
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(84)

Total expenses	101

Net investment income (loss)	108

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	(192)
Change in net unrealized gain (loss) on securities	(602)

Net realized and unrealized gain (loss)	(794)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(686)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
(Unaudited)
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$108	$282
Net realized gain (loss)	(192)	(174)
Change in net unrealized gain (loss)	(602)	1,981

Increase (decrease) in net assets from operations	(686)	2,089

Distributions to shareholders
Net investment income	–	(297)

Capital share transactions *
Shares sold	680	10,458
Distributions reinvested	–	108
Shares redeemed	(105)	(67)

Increase (decrease) in net assets from capital
share transactions	575	10,499

Net Assets
Increase (decrease) during period	(111)	12,291
Beginning of period	32,065	19,774

End of period	$31,954	$32,065

(Including undistributed net investment income of $108
at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold	59	931
Distributions reinvested	–	9
Shares redeemed	(9)	(6)

Increase (decrease) in shares outstanding	50	934

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Core Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 30, 2003. The fund seeks to provide long-term capital growth through investments in the common stocks of large-cap growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,138,000 and $3,450,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2004, the fund had $174,000 of unused capital loss carryforwards that expire in 2012.

At June 30, 2005, the cost of investments for federal income tax purposes was $29,390,000. Net unrealized gain aggregated $2,403,000 at period-end, of which $3,843,000 related to appreciated investments and $1,440,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. Pursuant to this agreement, at June 30, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $206,000 remain subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $2,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $3,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $185,000 and $276,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 202,065 shares of the fund, representing 7% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.
Approval of Investment Management Agreement

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that, based on the profitability data it reviewed, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005